SECOND LEASE RENEWAL AGREEMENT
                         ______________________________



     SECOND LEASE RENEWAL AGREEMENT made as of the last date endorsed hereon between NAPPEN & ASSOCIATES, a Pennsylvania limited partnership t/a 309
DEVELOPMENT COMPANY     ("Lessor")

                                     A N D

     DATARAM CORPORATION, a New Jersey corporation, duly registered to do business in the Commonwealth of Pennsylvania ("Lessee").

                              Basis of Agreement
                              __________________

     A. By Lease Agreement dated December 31, 2000, as amended by Lease Renewal Agreement dated February 13, 2006 (together with this Second Lease Renewal Agreement on and after April 1, 2011, the "Lease"), Lessor demised and let to Lessee's Assignor, who subsequently assigned its interest to Lessee under an Assignment, Amendment and Assumption Agreement with an effective date of April 1, 2009 (the "Assignment"), who hired from Lessor that certain portion of building situate Lot No. 16, Montgomeryville Industrial Center, Montgomery Township, Montgomery County, Pennsylvania, consisting of 17,500 sq. ft., more or less, known and numbered 130 Corporate Drive, Montgomeryville, Pennsylvania 18936 (the "Premises") for a term expiring March 31, 2011.

     B. The parties desire to extend the term of the Lease for an additional term of five (5) years, commencing April 1, 2011, and ending March 31, 2016 ("Second Renewal Term").

     C. The parties desire to set forth herein their agreement regarding the terms of the Lease during the Second Renewal Term.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. The term of the Lease is hereby extended for a Second Renewal Term of five (5) years, commencing April 1, 2011, and terminating March 31, 2016, at 11:59 p.m., unless further extended, renewed or previously terminated, as set forth in the Lease.

     2. During the Second Renewal Term, Article 3 of the Lease, entitled "Minimum Annual Rent" shall be amended and supplemented to read as follows:

          "3. Minimum Annual Rent. The minimum annual rent ("Minimum Annual Rent") payable by Lessee to Lessor during the Second Renewal Term shall be Ninety Six Thousand Two Hundred Fifty and 00/100 Dollars ($96,250.00) per year, lawful money of the United States of America, payable in monthly installments in advance during the Second Renewal Term in sums of Eight Thousand Twenty and 83/100 Dollars ($8,020.83) on the first day of each month during the Second Renewal Term, commencing April 1, 2011."

     3. Article 25 of the Lease is hereby deleted in its entirety and the following substituted therefor:

          "25.  Extensions and Renewals.

          A. Extensions. It is hereby mutually agreed that in the event Lessee has not given the "Preliminary Renewal Notice" as defined in subparagraph 25(B), or has given the Preliminary Renewal Notice but has withdrawn the same, Lessee may terminate this Lease at the end of the Second Renewal Term and any subsequent renewal term or extension term, by giving to Lessor written notice at least six (6) months prior thereto, and Lessor may terminate this Lease at the end of the Second Renewal Term and any subsequent renewal or extension thereof by giving to Lessee written notice at least five (5) months prior thereto (each an "Expiration Notice"); but in default of an Expiration Notice given by either party in the manner provided herein, this Lease shall continue for an extension term of one (1) year, commencing the day after the expiration of the then current renewal term or extension term, as the case may be, upon the terms and conditions in force immediately prior to the expiration of the then-current renewal term or extension term, as the case may be (except for the Minimum Annual Rent, which shall be as computed in subparagraph 25(C)(iii)), and so on from year to year, unless terminated by the giving of an Expiration Notice within the times and in the manner aforesaid. In the event that Lessee or Lessor shall have given an Expiration Notice and Lessee shall fail or refuse to completely vacate the Premises and restore the same to the condition required in this Lease on or before the date designated in the Expiration Notice (the "Expiration Date"), then it is expressly agreed that Lessor, by notice to Lessee given no later than forty-five (45) days after the Expiration Date, shall have the option either:

               (i) to disregard the Expiration Notice as having no force and effect, whereupon the Expiration Notice shall be null and void, ab initio, as if never given; or

               (ii) treat Lessee as Holding Over, in accordance with paragraph 2(B) of the Lease.

          All powers granted to Lessor by this Lease shall be exercised and all obligations imposed upon Lessee by this Lease shall be performed by Lessee during the Second Renewal Term, as well as during any subsequent extension or renewal terms of this Lease.

          Notwithstanding anything set forth in subparagraph 25(A) to the contrary, if the term of this Lease is not previously terminated, the term of this Lease shall end absolutely, without further notice, at 11:59 p.m. on the day previous to the 29th anniversary of the Lease Commencement Date set forth in the Lease.

          B.  Option to Renew.

               (i) Provided Lessor has not previously given Lessee a notice under paragraph 23(P) hereof, and Lessee is not in default under the terms of this Lease at the end of the term of the Second Renewal Term, Lessee shall have the right and privilege, at its election, to renew the term of this Lease for an additional period of five (5) years commencing upon the day after the expiration of the term of the Second Renewal Term and terminating five (5) years thereafter without further notice. Such five-year period is hereinafter referred to as the "Third Renewal Term".

                    In order to exercise said option, Lessee must give Lessor written notice of its election to renew ("Preliminary Renewal Notice") at least six (6) months prior to the expiration of the term of the Second Renewal Term. Said Third Renewal Term shall be on the same terms and conditions as herein provided for the Second Renewal Term except that the Minimum Annual Rent shall be calculated as set forth in the following paragraph. In the event Lessee does not exercise its option to renew within the time set forth, the provisions of subparagraph 25(A) shall apply.

          C. Computation of Minimum Annual Rent in the event of Extension/Renewal.

          In the event of exercise of the option to renew this Lease by Lessee in accordance with the terms of subparagraph B, commencing with the rental payment due on the first day of the Third Renewal Term, the Minimum Annual Rent shall be the greater of the Minimum Annual Rent set forth in this Lease for the Second Renewal Term, or the fair market rental. The fair market rental shall be determined as follows:

               (i) Within fifteen (15) days from receipt of the Preliminary Renewal Notice, Lessor shall advise Lessee of the fair market rental of the Premises as of the commencement of the Third Renewal Term, by notice hereunder. In the event Lessee is dissatisfied with the fair market rental as specified by Lessor, it may withdraw the Preliminary Renewal Notice, by notice to Lessor, given at least five (5) months one
     (1) day prior to the end of the Second Renewal Term.

               (ii) The new Minimum Annual Rent, effective on or after the first day of the Third Renewal Term and for the balance of the Third Renewal Term shall be the greater of the fair market rental set forth in Lessor's notice or the Minimum Annual Rent as set forth in this Lease for the Second Renewal Term. This Minimum Annual Rent shall be payable in equal monthly installments commencing on the first day of the Third Renewal Term and on the first day of each month thereafter during the Third Renewal Term.

               (iii) For extensions of this Lease under subparagraph 25(A), the Minimum Annual Rent during a one-year extension term shall be the greater of the Minimum Annual Rent for the previous Lease Year or the fair market rental for the Premises as of the commencement of the extension term, as determined by Lessor, payable in monthly installments on the first day of each month during the extension term."

     THE FOLLOWING PARAGRAPH 4 SETS FORTH AN ACKNOWLEDGEMENT AND CONFIRMATION OF WARRANT OF AUTHORITY FOR ANY PROTHONOTARY OR ATTORNEY OF COURT OF RECORD TO CONFESS JUDGMENT AGAINST THE LESSEE. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE LESSEE, THE LESSEE, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR THE LESSEE AND WITH KNOWLEDGE OF THE LEGAL EFFECT THEREOF, HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE LESSEE HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE. IT IS SPECIFICALLY ACKNOWLEDGED BY THE LESSEE THAT THE LESSOR HAS RELIED ON THIS WARRANT OF ATTORNEY IN EXECUTING THIS SECOND LEASE RENEWAL AGREEMENT AND AS AN INDUCEMENT TO GRANT FINANCIAL ACCOMMODATIONS HEREUNDER TO THE LESSEE.

     LESSEE EXPRESSLY WARRANTS AND REPRESENTS THAT THE FOLLOWING WARRANT OF ATTORNEY TO CONFESS JUDGMENT HAS BEEN AUTHORIZED EXPRESSLY BY PROPER ACTION OF THE BOARD OF DIRECTORS OF LESSEE.

     LESSEE AND LESSOR HEREBY CONSENT TO THE JURISDICTION OF THE COURT OF COMMON PLEAS OF MONTGOMERY COUNTY PENNSYLVANIA OR THE FEDERAL DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA FOR ANY PROCEEDING IN CONNECTION WITH THE LEASE, AND HEREBY WAIVE OBJECTIONS AS TO VENUE AND CONVENIENCE OF FORUM IF VENUE IS IN MONTGOMERY COUNTY, PENNSYLVANIA OR IN THE FEDERAL DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA. IN ANY ACTION OR SUIT UNDER THE LEASE, SERVICE OF PROCESS MAY BE MADE UPON LESSOR OR ANY LESSEE BY MAILING A COPY OF THE PROCESS BY FIRST CLASS MAIL TO THE RECIPIENT AT THE RESPECTIVE ADDRESS SET FORTH IN PARAGRAPH 26 OF THE LEASE. LESSOR AND LESSEE HEREBY WAIVE ANY AND ALL OBJECTIONS TO SUFFICIENCY OF SERVICE OF PROCESS IF DULY SERVED IN THIS MANNER

     4. Lessee and Lessor, jointly and severally, acknowledge and confirm that the Lease contains paragraph 23(M) (specifically ratified and assumed by Lessee in the Assignment), which permits the Lessor to CONFESS JUDGMENT AGAINST LESSEE FOR THE RECOVERY BY LESSOR OF POSSESSION OF THE PREMISES upon the expiration of the then current term of the Lease. The parties hereto further acknowledge and agree that nothing contained herein can be construed to impair in any manner whatsoever Lessor's ability to confess judgment against Lessee for the recovery by Lessor of possession of the Premises pursuant to the terms of the Lease.

     5. Effectiveness. The furnishing of the form of this agreement shall not constitute an offer and this agreement shall become effective upon and only upon its execution by and delivery to each party hereto.

     6. In all other respects, the terms and conditions of the Lease not inconsistent with the terms hereof are hereby ratified and confirmed and shall remain in full force and effect during the Second Renewal Term.




     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending to be legally bound, as of the day and year last below written.


                                      NAPPEN & ASSOCIATES,
                                      a Pennsylvania limited partnership
                                      t/a 309 DEVELOPMENT COMPANY

Dated: 2/10/11

                                      By: /s/ Robert W. Nappen
                                         ____________________________________
                                         Robert W. Nappen,
                                         Managing General Partner


                                      DATARAM CORPORATION, A New Jersey
                                      corporation,


                                      By:  /s/ Mark Maddocks
                                         ____________________________________
                                      Title:  Vice-President, Finance
                                            _________________________________

Dated: 2/2/2011

                                      Attest:  Anthony Lougee
                                            _________________________________
                                      Title:  Controller
                                            _________________________________

(CORPORATE SEAL)